Exhibit 99.1

Sonder Holdings Inc. and Gores Metropoulos II, Inc. Announce Additional Committed Capital to Fully Fund Business Plan and Strategic Revision of Transaction Terms

•	Sonder continues to perform strongly – delivering company-record Q2 revenue and robust global expansion as travel rebounds
•	Incremental investment of ~$330 million and resulting total capital of ~$530 million provides for a fully funded business plan, in addition to trust proceeds of up to $450 million
•

Approximately $110 million incremental PIPE raise from leading investors including affiliates of Gores Metropoulos II, Fidelity Management & Research LLC, funds and accounts managed by BlackRock, Atreides Management, LP, and Senator Investment Group, in addition to the $200 million previously announced PIPE

•	Signed non-binding term sheet for $220 million of Delayed Draw Notes with existing PIPE investors to be available following the closing of the proposed business combination
•	Strategic revision of transaction terms results in combined company with an estimated pro forma enterprise value of over $1.9 billion

SAN FRANCISCO, CA., and LOS ANGELES, CA., October 28, 2021 – Sonder Holdings Inc. (“Sonder’’ or the “Company”), a leading next-generation hospitality company that is redefining the guest experience through technology and design, and Gores Metropoulos II, Inc. (Nasdaq: GMII, GMIIW and GMIIU), a special purpose acquisition company formed by affiliates of The Gores Group and Metropoulos & Co., announced strategic amendments to the terms of their previously announced definitive agreement (the “Merger Agreement”) to combine. These amendments and associated incremental investments by leading institutional investors to adapt to current market conditions strongly position Sonder for long-term growth, and underscore Sonder’s and Gores Metropoulos II’s collective commitment to driving long-term value creation for all stockholders.

As part of the amended terms of the transaction, the combined company’s implied pro forma enterprise value will be $1.925 billion. Sonder will receive approximately $110 million in additional capital from affiliates of Gores Metropoulos II and other leading investors, including Fidelity Management & Research LLC, funds and accounts managed by BlackRock, Atreides Management, LP, and Senator Investment Group (the “New PIPEs”), in addition to the $200 million previously announced PIPE (the “Existing PIPE”). Moreover, Sonder has signed a non-binding term sheet for Delayed Draw Notes of $220 million with existing PIPE investors, to be available following the closing of the proposed business combination, which enables the Company to fund its growth over the next several years.

“Sonder continues to generate impressive results amid the ongoing recovery of the travel industry and is well positioned for future growth given their unique value proposition. We strongly believe that Sonder is the hospitality brand of tomorrow and have high conviction that the company will continue to grow, which is why we are increasing our initial investment,” said Alec Gores, Chairman and CEO of The Gores Group and CEO of Gores Metropoulos II. “In response to evolving market dynamics, we are also amending the terms of our merger agreement, reflecting our commitment to driving long-term value creation, transparency and stockholder alignment in this high-performing and innovative business.”

“We continue to see a rebound in leisure travel, and we are aggressively pursuing our expansion plans and capturing significant consumer demand. We reported company-record quarterly revenue in Q2 and are eager to pursue continued growth,” said Francis Davidson, Co-Founder and CEO of Sonder. “We’re thrilled to have a committed and creative partner in Gores and the amendments, and incremental investment announced today will allow us to pursue our ambitious growth and expansion strategy in full force. In the past year alone, we’ve launched in three additional countries and expanded our operations in dozens of other markets, and we expect to continue to scale our business and innovate to adapt to the needs of emerging traveler segments like digital nomads.”

Sonder recently announced its entry into France with the opening of a property in Paris near the iconic Champs-Élysées, as well as large expansions of its operations in the Middle East and Mexico. The Company also launched a corporate travel offering, opening its doors to even more business travelers and continues to grow its extended stays offering to capture new traveler groups.

Transaction Details

The amended terms revise the combined company’s pro forma enterprise value to $1.925 billion. As part of the proposed business combination, the Company will receive approximately $110 million in incremental capital from affiliates of Gores Metropoulos II and other leading investors including Fidelity Management & Research Company LLC, funds and accounts managed by BlackRock, Atreides Management, LP, and Senator Investment Group pursuant to the New PIPEs, in addition to the $200 million Existing PIPE, which continues to be led by affiliates of Gores Metropoulos II, with participation from top-tier institutional investors including Fidelity Management & Research Company LLC, funds and accounts managed by BlackRock, Atreides Management, LP, funds and accounts managed by Principal Global Investors, LLC, and Senator Investment Group. Additionally, the Company has put in place a non-binding term sheet for Delayed Draw Notes of $220 million with existing PIPE investors, to be available following closing of the proposed business combination. Subject to any redemptions by the public stockholders of Gores Metropoulos II and the payment of transaction expenses at the closing, the $200 million in Existing PIPE proceeds and approximately $110 million in proceeds from the New PIPEs will be used together with up to $450 million in cash in Gores Metropoulos II’s trust account and Delayed Draw Notes of $220 million to fund operations and support new and existing growth initiatives.

Additionally, the parties agreed to extend the Merger Agreement end date from October 28, 2021 to January 31, 2022 after which Gores Metropoulos II and Sonder would have the right to terminate the Merger Agreement if the proposed business combination has not been consummated by January 31, 2022. The proposed business combination remains on track to close in the second half of 2021, subject to approval by Gores Metropoulos II’s stockholders and other customary closing conditions.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Sonder. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal advisor to Sonder.

Morgan Stanley & Co. LLC is serving as lead financial advisor and Deutsche Bank Securities Inc. and Citigroup are serving as capital markets advisors to Gores Metropoulos II. Moelis & Company LLC acted as additional financial advisor to Gores Metropoulos II. Weil, Gotshal & Manges LLP is serving as legal advisor to Gores Metropoulos II.

Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Citigroup and Deutsche Bank Securities Inc. are serving as joint lead placement agents on the Existing PIPE. Latham & Watkins LLP is serving as legal advisor to the co-placement agents.

About Sonder

Sonder is revolutionizing hospitality through innovative, tech-enabled service and inspiring, thoughtfully designed accommodations combined into one seamless experience. Launched in 2014 and headquartered in San Francisco, Sonder provides a variety of accommodation options — from spacious rooms to fully-equipped suites and apartments — found in over 35 markets spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all.

To learn more, visit www.sonder.com or follow Sonder on Facebook, Twitter or Instagram. Download the Sonder app on Apple or Google Play.

About Gores Metropoulos II, Inc.

Gores Metropoulos II, Inc. (Nasdaq: GMII, GMIIW, and GMIIU) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Metropoulos & Co. whose Principals are Dean, Evan and Daren Metropoulos. Gores Metropoulos II was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Messrs. Gores and Metropoulos together have over 100 years of combined experience as entrepreneurs, operators and investors across diverse sectors including industrials, technology, media and entertainment, business services, healthcare and consumer products and services. Over the course of their careers, Messrs. Gores and Metropoulos and their respective teams have invested in more than 180 portfolio companies through varying macroeconomic environments with a consistent, operationally-oriented investment strategy. For more information, please visit www.gores.com.

Forward-Looking Statements This document may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Metropoulos II’s or Sonder’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this proposed Business Combination will generate returns for stockholders. These forward-looking statements are based on Gores Metropoulos II’s or Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Metropoulos II’s or Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of October 27, 2021, by and among Gores Metropoulos II, Sonder and the other parties to the Merger Agreement (such amendment, “Amendment No. 1”)) and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of Gores Metropoulos II or other conditions to closing in the Merger Agreement (as amended by Amendment No. 1); (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; (d) the inability to complete the Existing PIPE or the New PIPEs; (e) the risk that the proposed Business Combination disrupts current plans and operations of Sonder or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for Gores Metropoulos II to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of Gores Metropoulos II’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors; (j) the inability of Sonder to enter into definitive documentation with respect to the Delayed Draw Notes prior to closing, and (k) other risks and uncertainties indicated from time to time in the final prospectus of Gores Metropoulos II, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Gores Metropoulos II. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this document speak only as of the date of this document. Except as required by law, neither Gores Metropoulos II nor Sonder undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Metropoulos II’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Additional Information and Where to Find It Additional information about the proposed Business Combination, including a copy of Amendment No. 1, will be provided in a Current Report on Form 8-K which will be filed by Gores Metropoulos II with the SEC and will also be available at www.sec.gov.

In connection with the proposed Business Combination, Gores Metropoulos II has filed a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement, consent solicitation statement and prospectus with respect to Gores Metropoulos II’s securities to be issued in connection with the proposed Business Combination that also constitutes a preliminary prospectus of Gores Metropoulos II and will mail a definitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/consent solicitation statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of Gores Metropoulos II’s stockholders to be held to approve the proposed Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Gores Metropoulos II stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as well as any amendments or supplements thereto, because they will contain important information about the proposed Business Combination. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Gores Metropoulos II stockholders as of a record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at the Special Meeting. Gores Metropoulos II stockholders will also be able to obtain copies of the definitive proxy statement/consent solicitation statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation Gores Metropoulos II, Sonder and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed Business Combination. Gores Metropoulos II stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores Metropoulos II in Gores Metropoulos II’s registration statement on Form S-1 (File No. 333-251663), which was declared effective by the SEC on January 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Metropoulos II stockholders in connection with the proposed Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Gores Metropoulos II intends to file with the SEC.

Disclaimer This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

For Sonder:

Media Contacts

Finsbury Glover Hering

press@sonder.com

Investor Contacts

Chris Mammone, The Blueshirt Group

ir@sonder.com

For The Gores Group and affiliates:

Jennifer Kwon Chou

Managing Director

The Gores Group

310-209-3010

jchou@gores.com

OR

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com